GUARANTY SUPPLEMENT

Date: September 5, 2002

Bank One, NA, as the Administrative Agent
for the Lenders referred to in the
Credit Agreement referred to below
1717 Main Street, 3rd Floor
Dallas, TX 75201

Re:	Credit Agreement dated as of November 27, 2001 among SCP Pool Corporation, a Delaware corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement, Hibernia National Bank, as the Documentation Agent (the “Documentation Agent”), Fleet Capital Corporation, as the Syndication Agent (the “Syndication Agent”) and Bank One, NA, as the Administrative Agent and LC Issuer (as the same has been or may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

Ladies and Gentlemen:

        Reference is made to the Credit Agreement and to the Guaranty referred to therein (the Guaranty, as in effect on the date hereof and as it may hereafter be amended, restated, supplemented or modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

        Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment and performance of the Guaranteed Obligations. The term “Guaranteed Obligations”, as used herein, means all of the “Obligations”, as defined in the Credit Agreement, subject to the limitations set forth in Section 1(b) herein below. The term “Guaranteed Obligations” shall include any and all post-petition interest and expenses (including, without limitation, reasonable attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

    (b)               The obligations of the undersigned under this Guaranty Supplement and the Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder and thereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

        Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to the undersigned.

        Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 2 of the Guaranty to the same extent as each other Guarantor.

        Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

        Section 5. Governing Law. THIS GUARANTY SUPPLEMENT IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        Section 6. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Article XIII of the Credit Agreement. Except as otherwise provided in the Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

        Section 7. NOTICE OF FINAL AGREEMENT. THE GUARANTY, AS SUPPLEMENTED BY THIS GUARANTY SUPPLEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT AND THE LENDERS AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT, DOCUMENTATION AGENT, THE SYNDICATION AGENT AND THE LENDERS RELATING TO THE SUBJECT MATTER THEREOF. THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES THERETO.

        Section 8. WAIVER OF JURY TRIAL. THE GUARANTORS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATING TO, OR CONNECTED WITH ANY LOAN DOCUMENTS OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

Very truly yours,

FORT WAYNE POOLS, INC.

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

Address:	6930 Gettysburg Pike Ft. Wayne, IN 46804 Fax No.: 260-459-4152 Phone No.: 260-459-4110 Attention: David Dent